             As filed with the Securities and Exchange Commission on May 1, 2003

                                                        Registration No. 33-7190
                                        Investment Company Act File No. 811-4750
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

                       POST-EFFECTIVE AMENDMENT NO. 29                       /X/

                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        /X/
                              AMENDMENT NO. 32                               /X/

                         FENIMORE ASSET MANAGEMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                             384 North Grand Street
                                  P.O. Box 399
                           Cobleskill, New York 12043
                    (Address of Principal Executive Offices)

                   Registrant's Telephone Number: 800-453-4392

                        --------------------------------

                            Patrick W.D. Turley, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                     (Name and Address of Agent for Service)

                                   Copies to:

                                Thomas O. Putnam
                             384 North Grand Street
                           Cobleskill, New York 12043

                        --------------------------------

     It is proposed that this filing will become effective immediately upon filing pursuant to paragraph (b) of Rule 485.

                        --------------------------------

FAM
VALUE FUND [LOGO] EQUITY-INCOME FUND

[GRAPHIC]
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MAY 1, 2003

                               TABLE OF CONTENTS


RISK/RETURN SUMMARY AND FUND EXPENSES                                          1
   Investment Objectives                                                       1
   Principal Investment Strategies                                             1
   Principal Investment Risks                                                  1
   Who May Want to Invest?                                                     2
   Fund Performance                                                            2
     Bar Charts                                                                2
     Best Quarter/Worst Quarter                                                3
     Performance Table                                                         3
   Fees and Expenses of the Funds                                              4
     Expense Example                                                           4

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS              5
   Investment Objectives                                                       5
   Principal Investment Strategies                                             5
   Principal Risks                                                             6
   Other Investment Techniques                                                 6

FUND MANAGEMENT                                                                7
   The Investment Advisor                                                      7
   Portfolio Managers                                                          7

SHAREHOLDER INFORMATION                                                        8
   Pricing Fund Shares                                                         8
   Householding of Shareholder Mailings                                        8
   Purchasing and Adding to Your Shares                                        8
     Account Minimums                                                          9
     Automatic Investment Plan                                                 9
     Wire Instructions                                                         9
     IRA and Retirement Accounts                                              10
     Purchases Through Selected Dealers                                       11
   Instructions for Redemption of Shares                                      11
     Definition of Good Order                                                 11
     Signature Guarantees                                                     12
     Systematic Withdrawal Plan                                               12
   Information on Distribution and Taxes                                      13
     Tax Information                                                          13

FINANCIAL HIGHLIGHTS                                                          14
   FAM Value Fund                                                             14
   FAM Equity-Income Fund                                                     15

PRIVACY POLICY                                                                16

TO OBTAIN ADDITIONAL INFORMATION                                      Back Cover

RISK/RETURN SUMMARY AND FUND EXPENSES                                     [LOGO]

INVESTMENT OBJECTIVES

FAM Value Fund's investment objective is to maximize long-term total return on capital.

FAM Equity-Income Fund has the investment objective of providing current income, as well as long-term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing stocks that pay dividends. This Fund distributes its income on a quarterly basis.

PRINCIPAL INVESTMENT STRATEGIES

Fenimore Asset Management, Inc., ("FAM" or "Fenimore") the investment adviser to each Fund employs a `value approach' in making its common stock selections. This approach is based on FAM's belief that at any given point in time the stock price of a company may sell below the company's `true business worth.' Factors considered in evaluating the true business worth include the company's current earnings and FAM's opinion as to its future earnings potential. After identifying a company whose securities are determined to have a favorable price-to-earnings relationship, FAM plans to invest in such securities until the `true business worth' nears the market price of the company's securities.

     Some of the securities in which the Funds invest are issued by smaller and newer companies which may not be well known to the general public or may not have strong institutional ownership or recognition. Before investing in these smaller companies (which generally have market capitalizations of between $100 million and $1.5 billion), FAM places considerable emphasis upon evaluating the company's management through personal conversations and/or meetings with company officials. Conversations and meetings of this type continue throughout FAM's interest in the company.

      Under normal market conditions, the FAM Funds will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stocks.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Funds are: stock market risk, stock selection risk, and small-cap risk.

STOCK MARKET RISK refers to the fact that the value of stocks fluctuate in response to the activities of individual companies and to general stock market and economic conditions. As a result, the value of your investment in either Fund will fluctuate in response to stock market conditions and you could, therefore, lose money on your investment in a Fund or your investment in a Fund could underperform other investments.

STOCK SELECTION RISK refers to the fact that FAM utilizes a `value approach' to stock selection, as discussed above, and there is risk that the stocks selected by FAM may not realize their intrinsic value, or their price may go down over time.

SMALL-CAP RISK refers to the fact that FAM often focuses on the stocks of smaller companies for certain of each Fund's investments. The stock prices of these small-cap companies can fluctuate more than the stocks of larger companies and they may not correspond to changes in the stock market in general.

WHO MAY WANT TO INVEST?

Consider investing in FAM Value Fund or FAM Equity-Income Fund if you:

     -    are investing for long-term goals

     - want potential capital appreciation and are willing to accept higher risk associated with investing in stocks

     -    want professional portfolio management

FAM Funds are not appropriate for anyone:

     - whose intention is to capitalize on short-term fluctuations, or who would sell their Fund shares due to short-term market fluctuations

     -    seeking safety of principal

WE DISCOURAGE SHORT-TERM SPECULATORS AND MARKET TIMERS FROM INVESTING IN FAM FUNDS.

AS WITH ALL MUTUAL FUNDS, THERE IS NO GUARANTEE THAT FAM VALUE FUND OR FAM EQUITY-INCOME FUND WILL ACHIEVE ITS GOALS.

FUND PERFORMANCE

The Performance Bar Charts below show the FAM Funds' actual performance for each calendar year since 1993 for FAM Value Fund and since FAM Equity-Income Fund was established in 1996. It indicates risk by illustrating how much returns can differ from one year to the next. As always, keep in mind that a Fund's past performance (before and after taxes) is no indication of what future returns will be.

FAM VALUE FUND

[CHART]

1993        0.2%
1994        6.8%
1995       19.7%
1996       11.2%
1997       39.1%
1998        6.2%
1999       -4.8%
2000       19.2%
2001       15.1%
2002       -5.3%

FAM EQUITY-INCOME FUND

[CHART]

1997       26.9%
1998        4.7%
1999       -7.0%
2000       17.2%
2001       20.8%
2002       -2.3%

BEST QUARTER/WORST QUARTER

A Fund can also experience performance swings, as shown in the following tables which show the best and worst calendar quarter returns during the years depicted in the chart.

           FAM VALUE FUND                         FAM EQUITY-INCOME FUND

Best Quarter:  3rd Qtr. 1997  16.98%       Best Quarter:  2nd Qtr. 1999  13.20%

Worst Quarter: 3rd Qtr. 1998 -15.18%       Worst Quarter: 1st Qtr. 1999 -10.65%

PERFORMANCE TABLE

This table shows the risks of investing in the Funds by comparing how the Funds average annual returns (before and after taxes) for the periods of one year, five years, ten years and since inception (as applicable) compare to those of the Russell 2000 Index. This index is the Funds' primary comparative index and is an unmanaged index that measures the performance of the 2,000 smallest of the 3,000 largest publicly traded companies based on total market capitalization.

                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ending December 31, 2002)

                                 FAM VALUE FUND


                                                               1 YEAR        5 YEARS      10 YEARS
Return before taxes                                            -5.33%         5.58%        10.03%
Return after taxes on distributions*                           -5.69%         4.11%         9.14%
Return after taxes on distributions and sale of fund shares*   -3.02%         4.27%         8.48%
Russell 2000                                                  -20.48%        -1.36%         7.16%


                             FAM EQUITY-INCOME FUND


                                                                                      SINCE INCEPTION
                                                               1 YEAR        5 YEARS      4/1/96
Return before taxes                                             -2.25%         6.13%       10.07%
Return after taxes on distributions*                            -2.78%         5.15%        8.88%
Return after taxes on distributions and sale of fund shares*    -1.32%         4.53%        7.79%
Russell 2000                                                   -20.48%        -1.36%        3.70%


* The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or to investors who are tax exempt.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)


                                                   FAM VALUE FUND         FAM EQUITY-INCOME FUND
Maximum sales charge(load) on purchase                  none                       none
Maximum deferred sales charge (load)                    none                       none


                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)


                                                   FAM VALUE FUND         FAM EQUITY-INCOME FUND
Management Fees                                         1.00%                       1.00%
Distribution and Service (12b-1) Fees                    none                        none
Other expenses*                                         0.21%                       0.37%
Net expenses*                                           1.21%                       1.37%


* FAM has entered for the current fiscal year into a contractual agreement with FAM Value Fund and FAM Equity-Income Fund to limit the total operating expenses of the Funds, respectively, to 1.28% and 1.40% of its average daily net assets. Each of these expense limitations are reviewed and agreed upon by the board's independent trustees.

Use this table to compare fees and expenses of the Funds with those of other mutual funds. This example illustrates the amount of fees and expenses you would pay and assumes the following:

-    a $10,000 investment

-    5% annual return

-    redemption at the end of each period

-    no change in the Fund's operating expenses

-    reinvestment of dividends and capital gains

                                EXPENSE EXAMPLE


                                         1         3        5        10
                                        YEAR     YEARS    YEARS     YEARS
FAM Value Fund                          $123     $384     $665     $1,466
FAM Equity-Income Fund                  $139     $434     $750     $1,646


Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS         [LOGO]

INVESTMENT OBJECTIVES

FAM VALUE FUND seeks to maximize long-term total return on capital.

FAM EQUITY-INCOME FUND seeks to provide current income as well as long-term capital appreciation by investing primarily in income-producing equity securities. This Fund distributes its income on a quarterly basis.

The investment objective of each Fund is a fundamental policy which may not be changed without a majority vote of a Fund's shareholders.

PRINCIPAL INVESTMENT STRATEGIES

FAM's investment philosophy is to seek out well-managed, financially sound companies that it considers to be undervalued in the marketplace. Utilizing investment principles based on the teachings of Benjamin Graham, whose book SECURITY ANALYSIS provides the foundation for value investing, FAM is categorized as a bottom-up manager. As such, FAM focuses on identifying, analyzing, and selecting individual companies that meet FAM's long-term growth expectation.

     Under normal market conditions the FAM Funds will attempt to remain fully invested in common stocks and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock.

     For temporary defensive purposes, the Funds may invest all of their assets in fixed-income securities. Generally, the Funds only intend to invest in fixed-income securities when, in FAM's opinion, common stocks are too risky in relationship to their anticipated rewards and fixed-income securities are considered a good alternative. During such temporary periods the Funds might not achieve their stated investment objectives.

PRINCIPAL RISKS

The principal risks of investing in the Funds are as follows:

STOCK MARKET RISK. The value of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions. Stock prices may decline over short or extended periods of time. Stocks are more volatile and riskier than some other forms of investments, such as short-term, high grade fixed-income securities.

STOCK SELECTION RISK. The value stocks chosen for the Funds are subject to the risk that the market may never realize their intrinsic value or their prices may go down. While the Fund's investments in value stocks may limit their downside risk over time, the Funds may produce more modest gains than riskier stock funds as a trade off for this potentially lower risk.

SMALL-CAP RISK. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

     The value of your investment will go up and down, which means that you could lose money. You should consider an investment in the FAM Funds as a long-term investment.

AN INVESTMENT IN FAM FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT TECHNIQUES

The Funds may also engage in certain investment techniques to a limited extent that are not part of their principal investment strategies. For example, each of the Funds are permitted to utilize options, futures contracts and options on futures contracts. The Funds may engage in short-sale transactions, lend portfolio securities, invest in securities which have relatively short operating histories and invest in securities of issuers that do not have quoted markets. In addition, the Funds may invest in the shares of other investment companies and the Funds may also invest in the common stocks of real estate investment trusts. However, our investment decisions will always be guided by prudent choices dictated by our thoughtful and disciplined value investing methodology. Additional information concerning these investment techniques, including their risks, are set forth in the Funds' Statement of Additional Information.

FUND MANAGEMENT                                                           [LOGO]

THE INVESTMENT ADVISOR

The Investment Advisor to FAM Funds is Fenimore Asset Management, Inc., (`Fenimore'), which is a New York corporation majority-owned by Mr. Thomas O. Putnam and located at 384 N. Grand Street, Cobleskill, NY 12043. Fenimore has been continuously offering investment advisory and consulting services under contract since 1975 to individuals, pension, profit sharing, IRA and Keogh plans, corporations, and non-profit organizations generally located in a service area that includes the continental United States. Mr. Putnam, Fenimore's principal investment professional, was born in 1944. He has been actively employed as an investment advisor with Fenimore since 1974, and holds responsibilities for Fenimore's investment management and research activities. Mr. Putnam is the sole shareholder of FAM Shareholder Services, Inc., each Fund's shareholder servicing agent and Fenimore Securities, Inc., each Fund's principal underwriter.

PORTFOLIO MANAGERS

Mr. Putnam co-manages both FAM Value Fund and FAM Equity-Income Fund.

     John D. Fox, CFA, serves as co-manager of FAM Value Fund with Mr. Putnam. Mr. Fox is employed by Fenimore as Investment Research Analyst and has been actively involved in research activities since he joined the firm in 1996.

     Paul C. Hogan, CFA, serves as co-manager of FAM Equity-Income Fund with Mr. Putnam. He is also employed by Fenimore as Investment Research Analyst. He has been actively involved in investment research activities since 1991.

     Fenimore employs a staff of experienced investment professionals to manage assets for other corporate and individual clients.

     As principal officer of Fenimore, Mr. Putnam serves as President and Chairman of the Board of Trustees of Fenimore Asset Management Trust. Under the terms of the investment advisory contract, Fenimore receives a monthly fee from each Fund equal to 1% per annum of the average daily market value of its net assets. The rate is consistent with that being charged by Fenimore to manage its other client accounts and has been established in recognition that Fenimore has agreed to assume certain expenses, including all distribution expenses of the Funds.

     FAM Funds, the Advisor and Fenimore Securities, Inc. have jointly adopted a Code of Ethics which places certain express restrictions on the personal trading practices of personnel of both the Funds and Fenimore. This Code of Ethics complies in all material respects with the recommendations set forth in the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. In addition, FAM Funds and Fenimore have developed procedures that provide for the administration and enforcement of the Code through the continuous monitoring of personal trading practices.

SHAREHOLDER INFORMATION                                                   [LOGO]

PRICING FUND SHARES

The share price (also called "Net Asset Value" or NAV per share) is calculated each day at the close of regular trading on the New York Stock Exchange and on such days as there is sufficient trading in a Fund's portfolio of securities. Securities in each Fund's portfolio will ordinarily be valued based upon market quotes. If market quotations are not available, securities or other assets will be valued by a method which the Board of Trustees believes most accurately reflects fair value. To calculate the NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

HOUSEHOLDING OF SHAREHOLDER MAILINGS

To reduce the volume of mail you receive, each Fund will send a single copy of most financial reports, prospectuses, and regular communications to a shareholder with multiple accounts (single, retirement, joint, etc.) if such accounts have the same tax identification number and the same address. You may request that additional copies be sent by notifying the Funds.

PURCHASING AND ADDING TO YOUR SHARES

To establish an account, complete and sign the appropriate application and mail it, along with your check to FAM Funds, PO Box 399, Cobleskill, NY 12043. Checks should be made payable to the appropriate fund. FAM does not accept third party checks. Please be sure to provide your Social Security or taxpayer identification number. Cash will not be accepted. Any applications received not following the above guidelines will be returned.

     The date on which your purchase is credited is your trade date. For purchases made by check or Federal Funds wire and received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) the trade date is the date of receipt. For purchases received after the close of regular trading on the Exchange the trade date is the next business day. Shares are purchased at the Net Asset Value (NAV) determined on your trade date.

     FAM reserves the right to reject purchase applications or to terminate the offering of shares made by this Prospectus if, in the opinion of the Board of Trustees, such termination and/or rejection would be in the best interest of existing shareholders. In the event that your check does not clear, your order(s) will be canceled and you may be liable for losses or fees incurred, or both. FAM has a policy of waiving the minimum initial investment for Fund trustees, and employees and affiliated persons (including family members) of FAM.

     All applications to purchase Fund shares are subject to acceptance by FAM and are not binding until so accepted. FAM does not accept telephone orders for the purchase of shares, and it reserves the right to reject applications in whole or in part.

ACCOUNT MINIMUMS

To begin an investment in FAM Funds the following minimum initial investments must be met. All subsequent investments to an existing account require a minimum of $50.

                          MINIMUM INITIAL INVESTMENTS

                                                                                                          FAM         FAM EQUITY-
                                                                                                       VALUE FUND    INCOME FUND*
To open a new account                                                                                     $500            $2,000
To open a new retirement account IRA, Roth IRA, SEP, SIMPLE Plan, Coverdell Education IRA, or 403(b)(7)   $100            $  500
To open a Uniform Transfer to Minors (UTMA) or Uniform Gift to Minors (UGMA) account                      $500            $2,000
To open a new account through our Automatic Investment Program*                                           $500            $2,000

* FAM's Automatic Investment Plan requires the systematic addition of at least $50 per month, as described below.

AUTOMATIC INVESTMENT PLAN

FAM Funds offer an Automatic Investment Plan whereby authorization is granted and instructions are provided to charge the regular bank checking account of a shareholder on a regular basis to provide systematic additions to the shareholder's account. The bank at which the shareholder checking account is maintained must be a member of the Automated Clearing House (ACH). While there is no charge to shareholders for this service, a charge of $10.00 may be deducted from a shareholder's Fund account in case of returned items. NOTE:
Individual Retirement Account ("IRA") contributions made through the Automatic Investment Plan are assumed to be current year contributions. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder or the fund.

WIRE INSTRUCTIONS

If you wish to wire funds to establish a new account, please use the following instructions. Investors establishing new accounts by wire should first forward their completed Account Application to FAM Funds stating that the account will be established by wire transfer and the expected date and amount of the transfer. Further information regarding wire transfers is available by calling
(800) 932-3271. FAM must have receipt of a wire transfer no later than 4:00 P.M. in order for the purchase to be made that same business day.

WIRE INSTRUCTIONS

VALUE FUND
Key Bank of New York
ABA #021300077
For further credit to acct. #32531 000 6565
FAM Value Fund
Fund Investment for:
(Name and/or Account Number)

EQUITY-INCOME FUND
Key Bank of New York
ABA #021300077
For further credit to acct. #32531 001 8610
FAM Equity-Income Fund
Fund Investment for:
(Name and/or Account Number)

If you wish to wire funds to an existing account, please use the same instructions listed above.

IRA AND RETIREMENT ACCOUNTS

An individual having earned income and her or his spouse may each have one or more Individual Retirement Accounts, or "IRAs", the number and amounts limited only by the maximum allowed contribution per year. Existing IRA accounts may be rolled over or transferred at any time into a new IRA account, which may be invested in Fund shares. U.S. Bank, is empowered and agrees to act as custodian of shares purchased. Monies deposited into an IRA account may be invested in shares of one of the Funds upon the filing of the appropriate forms. Forms establishing IRAs, Roth IRAs, Coverdell Education IRAs, SEP-IRAs, SIMPLE Plans, and 403(b)(7) plans are available by calling FAM Funds at (800) 932-3271. THERE IS NO ANNUAL MAINTENANCE FEE. Investors are urged to consult with a tax advisor in connection with the establishment of retirement plans.

     Monies or deposits into other types of retirement plans and/or Keogh accounts may also be invested in FAM Fund shares. However, the qualification and certification of such plans must first be prearranged by the investor's own tax specialists who would assist and oversee all plan compliance requirements. Although FAM endeavors to provide assistance to those investors interested in such plans, it neither offers nor possesses the necessary professional skills or knowledge regarding the establishment or compliance maintenance of retirement plans. Therefore, it is recommended that professional counsel be retained by the investor before investing such monies in shares of FAM Funds.

     No signature guarantee is required if a shareholder elects to transfer an IRA, Roth IRA, Coverdell Education IRA, SEP-IRA, SIMPLE Plan, or 403(b)(7) plan to another custodian or in the event of a mandatory distribution.

PURCHASES THROUGH SELECTED DEALERS

Certain Selected Dealers may effect transactions of the FAM Funds. FAM may accept orders from broker-dealers who have been previously approved by the Funds. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Funds. Although there is no sales charge levied directly by the Funds, broker-dealers may charge the investor a transaction-based fee for their services at either the time of purchase or the time of redemption. Such charges may vary amongst broker-dealers but in all cases will be retained by the broker-dealer and not remitted to FAM or the Advisor. The Advisor may make payments to such companies out of its own resources to compensate these companies for certain administrative services provided in connection with the Funds. Shareholders who wish to transact through a broker-dealer should contact FAM at (800) 932-3271 for further information.

INSTRUCTIONS FOR REDEMPTION OF SHARES

Shareholders wishing to redeem shares may tender them to FAM any business day by executing a written request for redemption, in good order as described below, and delivering the request by mail or by hand to the Funds, 384 North Grand Street, PO Box 399, Cobleskill, NY 12043. FAM OFFERS NO TELEPHONE REDEMPTIONS.


Good order means that the written redemption request must include the following:


     1.   The Fund account number, name, and Social Security or Tax I.D. number.

     2.   The amount of the transaction (specified in dollars or shares).

     3. Signatures of all owners exactly as they are registered on the account.

     4. Signature guarantees are required if the value of shares being redeemed exceeds $25,000; or if payment is to be sent to an address other than the address of record; or if payment is to be made payable to a payee other than the shareholder; or if there has been an address change in the last 30 days.

     5. Certificates, if any are held, signed and containing a proper signature guarantee.

     6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

     Shareholders requesting redemption proceeds to be wired from FAM will incur a $8 wire fee.

     Shareholders may sell all or any portion of their shares on any such business day that NAV is calculated. Such shares will be redeemed by FAM at the next such calculation after such redemption request is received in good order. When a redemption occurs shortly after a recent purchase made by check, FAM Funds may hold the redemption proceeds beyond 7 days but only until the purchase check clears, which may take up to 15 days. IF YOU ANTICIPATE REDEMPTIONS SOON AFTER YOU PURCHASE YOUR SHARES, YOU ARE ADVISED TO WIRE FUNDS TO AVOID DELAY.

     FAM reserves the right, however, to withhold payment up to seven (7) days if necessary to protect the interests and assets of the Funds and their shareholders. In the event the New York Stock Exchange is closed for any reason other than normal weekend or holiday closing or if trading on that exchange is restricted for any reason, or in the event of any emergency circumstances as determined by the Securities and Exchange Commission, the Board of Trustees shall have the authority and may suspend redemptions or postpone payment dates accordingly.

     Redemption of shares may result in the shareholder realizing a taxable capital gain or loss.

SIGNATURE GUARANTEES

For our mutual protection, signature guarantees may be required on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from "eligible guarantor institutions."

     Eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.

A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

Signature guarantees will be required under the following circumstances:

1.   Redemption of Shares IF:

     -    the value of shares being redeemed exceeds $25,000

     - payment is requested payable to a payee other than the shareholder of record

     -    payment is to be sent to an address other than the address of record

     - an address change accompanies the redemption request or there has been a change of address on the account during the last 30 days

     -    the shares are represented by a negotiable stock certificate

2.   Transferring of Ownership and/or Account Name Changes

SYSTEMATIC WITHDRAWAL PLAN

For your convenience you may elect to have automatic periodic redemptions from your account. Shareholders who wish to participate in the systematic withdrawal plan must complete the appropriate form and return to FAM 30 days prior to the first scheduled redemption.

INFORMATION ON DISTRIBUTIONS AND TAXES

ALL NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS GENERATED AS A RESULT OF PORTFOLIO MANAGEMENT ACTIVITIES ARE DISTRIBUTED TO SHAREHOLDERS.

     A capital gain or loss is the difference between the purchase and sale price of a security. If a Fund has net capital gains for the year they are usually declared and paid in December to shareholders of record in the month of December.

     Dividend and capital gain distributions are reinvested in additional Fund shares in your account, unless you select another option on your account application form. Investors who want dividend and/or capital gains distributions sent to them in cash rather than invested in additional shares must arrange this by making a request to FAM. The request must be in written form acceptable to FAM. Unless investors request cash distributions in writing at least 7 business days prior to the distribution, or on the Account Application, all dividends and other distributions will be reinvested automatically in additional shares of the funds. Capital gains, if any, will be distributed in December.

     The value of your shares will be reduced by the amount of dividends and/or capital gains. If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

TAX INFORMATION

Within taxable accounts dividends are taxed as ordinary income. Distributions designated by a Fund as long-term capital distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares. An exchange of Fund shares for shares of another fund is considered a sale, and gains from any sale or exchange may be subject to federal and state taxes. Dividends generally are taxable in the year in which they are accrued, even if they appear on your account statement the following year. Dividends and distributions are treated the same for federal tax purposes, whether you receive them in cash or in additional shares of the Fund. Depending on your resident for tax purposes, distributions may also be subject to state and local taxes.

     If you hold shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts you hold in a tax-deferred account will generally be subject to tax only when they are distributed from the account.

     You will be notified in January each year, through our "Supplementary Tax Information" flyer, about the federal tax status of distributions made the previous year.

     The Funds are required to withhold 30% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct tax identification number (Social Security Number for most investors) on your account application.

     This tax discussion is meant only as a general summary. Because everyone's tax situation is unique, you should consult your tax professional about particular consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS                                                      [LOGO]

The financial highlights table on pages 14 and 15 provide information about each Fund's financial history and are expressed in one share outstanding throughout each fiscal year. Each table is part of the Fund's financial statements which are included in its annual report and are incorporated herein by reference from the Statement of Additional Information, which is available upon request. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and capital gains. The financial highlights for each of the four years ended December 31, 2002, 2001, 2000 and 1999 were audited by PricewaterhouseCoopers, LLP whose report on the Funds' financial statements is included in the Funds' annual report which is available upon request. The financial highlights for the period ended December 31, 1998 were audited by other independent accountants.

                 FAM VALUE FUND SELECTED FINANCIAL INFORMATION
                           (years ended December 31,)


PER SHARE INFORMATION
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)               2002            2001           2000              1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $  36.17        $  32.70       $  31.35          $  34.44       $  35.76
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.11            0.17           0.36              0.29           0.20
  Net realized and unrealized
   gain (loss) on investments                              (2.04)           4.77           5.38             (2.00)          1.94
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                         (1.93)           4.94           5.74             (1.71)          2.14
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.11)          (0.17)         (0.36)            (0.29)         (0.20)
  Distributions from net realized gains                    (0.44)          (1.30)         (4.03)            (1.09)         (3.26)
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                      (0.55)          (1.47)         (4.39)            (1.38)         (3.46)
--------------------------------------------------------------------------------------------------------------------------------
Change in net asset value for the year                     (2.48)           3.47           1.35             (3.09)         (1.32)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $  33.69        $  36.17       $  32.70          $  31.35       $  34.44
================================================================================================================================
TOTAL RETURN                                               (5.33)%         15.07%         19.21%            (4.84)%         6.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                           $469,277        $501,417       $366,948          $373,277       $379,269

Ratios to average net assets of:
  Expenses                                                  1.21%           1.21%          1.26%             1.23%          1.19%
  Net investment income                                     0.30%           0.56%          1.08%             0.86%          0.57%
Portfolio turnover rate                                    17.51%           9.62%          9.53%            16.16%         16.67%

             FAM EQUITY-INCOME FUND SELECTED FINANCIAL INFORMATION
                           (years ended December 31,)


PER SHARE INFORMATION
(FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)               2002            2001           2000              1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $ 16.05         $ 13.47         $12.31            $13.53         $13.20
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.12            0.19           0.31              0.27           0.28
  Net realized and unrealized
   gain (loss) on investments                              (0.48)           2.58           1.76             (1.22)          0.33
--------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                         (0.36)           2.77           2.07             (0.95)          0.61
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.12)          (0.19)         (0.31)            (0.27)         (0.28)
  Distributions from net realized gains                    (0.12)             --          (0.60)               --             --
--------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                      (0.24)          (0.19)         (0.91)            (0.27)         (0.28)
--------------------------------------------------------------------------------------------------------------------------------
Change in net asset value for the year                     (0.60)           2.58           1.16             (1.22)         (0.33)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $ 15.45         $ 16.05         $13.47            $12.31         $13.53
================================================================================================================================
TOTAL RETURN                                               (2.25)%         20.79%         17.18%            (6.98)%         4.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                            $73,969         $31,194         $6,892            $6,653         $6,725

Ratios to average net assets of:
  Expenses, total                                           1.37%           1.56%          2.27%             2.12%          2.09%
  Expenses, net of fees waived
   and expenses assumed by advisor                          1.37%           1.50%          1.50%             1.50%          1.50%
  Net investment income                                     0.84%           1.29%          2.33%             2.15%          2.17%
Portfolio turnover rate                                     7.11%           2.79%         16.59%            13.49%         10.55%

PRIVACY POLICY                                                            [LOGO]

You have entrusted to our care not only your hard-earned money but personal and financial data as well. We understand that your relationship with us is based upon trust, and that as your financial stewards you expect us to act responsibly and in your best interests. Your personal and financial data is your private information, therefore in keeping with our responsibility to you and our own company mission, we are committed to holding ourselves to the highest ethical standards in its safekeeping and use. This notice is intended to help you understand how we fulfill this commitment.

     We do not sell client information to anyone. Your information is used by us primarily to complete transactions you request. From time to time, we may collect a variety of information about you that is either required or necessary to provide personalized financial services to you. This data includes information we receive from you on applications and forms, via telephone, and through our websites; or information about your transactions with us or our affiliates (such as purchases, sales, or account balances).

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may provide any of the information we collect to our affiliated or non-affiliated third party companies which provide marketing or administrative services on our behalf, such as printing and mailing. We may also provide this information to financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them; they are not permitted to use or share this information for any other purpose.

     We may also disclose nonpublic personal information to government agencies and regulatory organizations when required or permitted by law. To protect your personal information within our company, we maintain physical, electronic and procedural safeguards to protect your nonpublic information and access to this information is restricted to personnel necessary to service your accounts.

TO OBTAIN ADDITIONAL INFORMATION                                          [LOGO]

If you would like additional information about the Funds, would like to obtain additional copies of the Funds' Annual or Semi-Annual Reports or SAI, which are available without charge, or would like to make inquiries about FAM Value Fund or FAM Equity-Income Fund, free reports on the Funds are available upon request and inquiries may be directed to:

   FAM Funds
   384 North Grand Street
   PO Box 399
   Cobleskill, NY 12043
   1 (800) 932-3271
   www.famfunds.com

SHAREHOLDER REPORTS

Each Fund's Annual Report and Semi-Annual Report contains additional information about the Fund's investments. The Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. Both the Annual Report and the Semi-Annual Report also contain fund performance information, financial statements and complete portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more comprehensive information on the Funds. The SAI is incorporated by reference into this prospectus which makes it legally part of this prospectus.

     Information about the Funds, including the SAI, may also be obtained from the Securities and Exchange Commission for the cost of a duplicating fee. These documents are also available to view at the SEC's public reference room in Washington, DC or by electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov.

   Securities and Exchange Commission
   Washington, DC 20549-0102
   (202) 942-8090
   www.sec.gov

   Investment Company
   Act File No. 811-4750

[LOGO]FAM FUNDS
384 North Grand Street
PO Box 399
Cobleskill, New York 12043
(800) 932-3271
www.famfunds.com

[GRAPHIC]

         FINANCIAL PEACE OF MIND THROUGH A VALUE APPROACH TO INVESTING

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

                                    FAM FUNDS

                                   ----------

           384 North Grand Street, P.O. Box 399, Cobleskill, NY 12043
                         Telephone Number (800) 932-3271
                                www.famfunds.com


                         FENIMORE ASSET MANAGEMENT TRUST



                                   May 1, 2003



FAM FUNDS ["FAM"], currently offers two diversified open-end, no-load mutual funds, FAM Value Fund and FAM Equity-Income Fund. Each Fund is a separate investment series of Fenimore Asset Management Trust which is registered with the Securities and Exchange Commission ( SEC ) as an open-end management investment company.


This Statement of Additional Information is not a Prospectus but rather should be read in conjunction with the Prospectus dated the same date. A copy may be obtained without charge from FAM by calling or writing its corporate office at the address and telephone number herein noted. The financial statements for the Funds are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


Investment Objective and Policies                                              3
Investment Restrictions                                                        5
History and  Background of Investment Advisor                                  6
Board of Trustees and Officers                                                 9
Control Persons and Principal Security Holders                                12
Principal Underwriter                                                         12
Other Service Providers                                                       12
Information About the Trust                                                   12
Brokerage Allocations                                                         12
Net Asset Value Calculation                                                   13
Purchase of Shares                                                            14
Redemption of Shares                                                          15
Performance Information                                                       15
Financial Statements                                                          17
Certain Federal Income Tax Considerations                                     17
Tax Status of the Funds                                                       17
Fund Investments                                                              18
Distributions                                                                 19
Dispositions                                                                  19
Appendix                                                                      20



Investment Advisor:
Fenimore Asset Management, Inc.
384 North Grand Street
Cobleskill, NY   12043

                        INVESTMENT OBJECTIVE AND POLICIES

FAM offers two mutual funds with distinctly different investment objectives. FAM Value Fund has an investment objective to maximize long term total return on capital. FAM Equity-Income has an investment objective of providing current income as well as long term capital appreciation by investing primarily (at least 80% of its total assets) in income-producing equity securities. Normally investments will be concentrated in common stocks unless the stock market environment has risen to a point where the advisor to the Fund, Fenimore Asset Management, Inc., ("Fenimore"), can no longer find securities that have been determined by FAM to be undervalued. During such periods investments will be made in fixed-income investments until such time as more attractive common stocks can be found for purchase.

It is the opinion of FAM that the objectives of its funds are achievable when common stocks can be purchased near to, or at, a discount from their true business worth. Specifically, FAM will be seeking to invest assets in companies that may have some or all of the following characteristics: (a) low price-to-earnings multiples relative to the market as a whole, based upon current and/or potential future earnings of the company; (b) high total returns on capital and with low debt structures; and (c) sell at a market price per share that is near or at a discount to the per share book value -- an accounting measure of economic worth. Although the objective is to select stocks with these characteristics, FAM is aware that it is unrealistic to assume that each selection will have all or even several of the above characteristics.

FAM believes that the success of a stock that has some of the above characteristics is dependent upon and invariably a reflection of the quality of management. Therefore, FAM spends time in an attempt to assess management's ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visitations to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While FAM feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by FAM are purely subjective in nature. Therefore, there can be no assurance that FAM will be successful in achieving its investment objectives for the Funds.

It is FAM's belief that the objectives of its funds can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if FAM, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock's current market quotation. Thus, the Funds serve little purpose for investors who wish to take advantage of short-term fluctuations in net asset values per share.

From time to time, FAM may also choose to invest some or all of its assets in fixed-income investments of the types more fully described in the Funds' Prospectus dated this same date. Such investments will be purchased and held during periods when FAM is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention.

FAM recognizes that while the Funds remain small in size FAM may have greater flexibility in achieving its objectives. However, as the Funds grow in size, it may become more difficult for FAM to find securities to invest in that meet the objectives of the Funds. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, FAM reserves unto itself the right to limit the asset size of its Funds by discontinuing sales of its shares at any time. The Board of Trustees of FAM Funds may suspend sales whenever, in its collective wisdom, it believes it necessary in order for FAM to continue to adhere to its stated objectives, or that for other reasons it would be in the best interests of Fund shareholders to do so. While sales are suspended, existing shareholder accounts will be able to continue to reinvest their dividends and will be able to continue to redeem their shares.


It should be clear to investors in FAM Funds that FAM believes income is an important factor in achieving its objectives. Fenimore is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes. (See Certain Federal Income Tax Considerations on Page 17). Tax deferred portfolios, like IRA and pension monies, are ideally suited for investment in shares of FAM Funds for these reasons.


               ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS

Although each Fund will primarily invest in equity securities, subject to the investment policies and restrictions as described in the Prospectus and in this Statement of Additional Information, each Fund may invest to a limited extent in any of the following securities or pursue any of the following investment strategies which are not part of either Fund's principal investment strategies.

DERIVATIVES
The Funds may use futures, options or other forms of derivatives. To the extent a Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Funds' view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to a Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The ability of each Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

BORROWING
Each Fund may borrow from banks for temporary or emergency purposes. The Investment Company Act of 1940 (the "1940 Act") permits a Fund to borrow up to an amount that has 300% asset coverage, which effectively permits a Fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. To the extent the Funds choose to borrow, the volatility of the Funds' net asset value may increase. Additionally, money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

SECURITIES OF OTHER INVESTMENT COMPANIES
A Fund may invest in shares of other investment companies to the extent permitted by the 1940 Act. Accordingly, a Fund shall not invest a greater percentage of its assets than is permitted by regulation, which is presently 5% of its total assets in any single fund nor more than 10% of its total assets in funds overall. To the extent that the Funds do invest in the shares of other investment companies, they will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds.

SHORT-SALE TRANSACTIONS
The Funds may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. Generally, consistent with the 1940 Act, the Funds would be permitted only to engage in short-sale transactions "against the box," in which case a Fund owns or has the right to obtain securities identical to those sold short. A Fund may incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

LOANS OF PORTFOLIO SECURITIES
The Funds are permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund's securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis. The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fund.

ADDITIONAL RISKS ASSOCIATED WITH CERTAIN ISSUERS
The Funds may make investments in the shares of issuers that have relatively short operating histories (typically, less than three years), which may involve certain risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

The Funds may also may invest in the shares of issuers that do not have quoted markets. Such issuers generally do not have financial and similar information about them readily available to the same extent that issuers having quoted markets have available to investors. Such a lack of financial and related data may cause such issuer's shares to experience greater market volatility.

                             INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares in accordance with requirements under the Investment Company Act of 1940. Accordingly, no FAM Fund will:

     (A) Invest in the purchase and sale of real estate.

     (B) Invest in commodities or commodity contracts, except options, futures contracts and options on futures contracts.

     (C) Borrow money, except in an amount not to exceed 33 1/3% of the value of the Fund's total assets.

     (D) Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities.

     (E) Invest more than 25% of its assets valued at the time of purchase in any one industry or similar groups of industries, except U.S. government securities.

     (F) Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.

     (G) Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: FAM may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

     (H) Make loans to others, exept that each Fund may lend portfolio securities so long as no such loan is made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets. For these purposes the purchase of publicly distributed indebtedness is excluded and not considered making a loan.

     (I) Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, by SEC exemptive order, or by the Commission.

                  HISTORY AND BACKGROUND OF INVESTMENT ADVISOR

The investment advisor to the FAM Funds is Fenimore Asset Management, Inc., ("Fenimore"). The company is a New York corporation presently in business and practicing as an "Investment Advisor" and registered under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the New York State Attorney General. Fenimore is majority owned by Mr. Thomas O. Putnam, its principal officer, who is also the principal officer and a trustee of FAM Funds. FAM was incorporated November 20, 1974, and has been continuously offering investment advisory services since the date of its formation under the direction and control of Mr. Putnam. The principal activity of Fenimore since 1974 has been to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and Keogh retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S. Mr. Thomas O. Putnam, Fenimore's principal investment professional, has been employed or active as an investment advisor since 1974, managing investment accounts for clients. He has held responsibilities as President and

Director of Fenimore's investment management and research activities. Mr. Putnam completed his undergraduate studies at the University of Rochester, Rochester, NY, from which he earned a Bachelor of Arts Degree in Economics in 1966. He completed graduate work at Tulane University, New Orleans, Louisiana, from which he received an MBA in 1968. John Fox, CFA, co-manager of FAM Value Fund, is employed by Fenimore as Investment Research Analyst. He has been actively involved in investment and portfolio management and research activities since 1996. Paul C. Hogan, CFA, co-manager of FAM Equity-Income, is also employed by Fenimore as Investment Research Analyst. He has been actively involved in investment research activities since 1991. Fenimore employs a staff of experienced investment professionals to manage assets for other corporate and individual clients. Since 1974, Fenimore, under the control and supervision of Mr. Putnam, has utilized a value investment approach for each client and/or each account. In the opinion of Fenimore, the objectives of FAM Funds can only be met if companies can be purchased at a significant discount from what Fenimore views as their true business worth. In this regard a company is researched almost as if the entire company could be purchased at current stock market prices. Although it will never be the intention of FAM to purchase controlling interests in any such company, it is Fenimore's belief that this fundamental valuation approach removes emotionality from the investment decision-making process and minimizes the long term risk of the investment. Fundamental to this approach is the seeking of securities of companies that have: (1) demonstrated records of above-average growth of sales and earnings over the past 5 to 10 year span and are selling at a price which Fenimore believes is at a discount from the true business worth of the company; (2) become severely depressed in the market because of adverse publicity and are, thus, selling at a deep discount to the perceived future potential value of the company; (3) the capability of achieving accelerated growth of earnings and the current price understates this potential. Future values may be 100% or more of the current price of the stock and recognition of these values may take two to five years or longer to be realized in the stock market.

It is the intention of Fenimore to advise FAM to attempt to follow a similar, though not exactly identical, approach. The primary difference is expected to be that FAM will be freer to sell shares of issues that have achieved price targets and intends to do so, regardless of tax implications. Investment portfolios for individuals tend to be more constrained by such tax considerations under existing tax laws, thus turnover is most often at a rate that is well below published investment industry averages.

Fenimore will not invest assets of any other managed account in shares of FAM Funds except as directed in writing by a person unaffiliated to the Funds or to Fenimore, having authority to make such direction. Fenimore, as investment advisor to the FAM Funds, renders such services under contract that provides for payment to Fenimore of a fee, calculated daily and paid monthly, at the rate of 1% per annum of each Funds net assets, which rate is consistent with that being charged by Fenimore to manage its other client accounts but which is higher than the fee charged by most other investment companies. This contract is subject to the approval annually by FAM Fund's Board of Trustees and is terminable upon 30 days written notice, one party to the other.

With respect to FAM Value Fund, the total investment advisory fees paid by FAM Value Fund to Fenimore during each of the last three fiscal years is as follows:

             FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                ENDED                  ENDED                  ENDED
          DECEMBER 31, 2002      DECEMBER 31, 2001      DECEMBER 31, 2000
          -----------------      -----------------      -----------------
             $ 5,198,418            $ 4,168,522            $ 3,304,170



With respect to FAM Equity-Income Fund, the total investment advisory fees earned by Fenimore during each of the last three fiscal years and the amount of investment advisory fees waived by Fenimore for certain of these years is as follows:



             FISCAL YEAR            FISCAL YEAR            FISCAL YEAR
                ENDED                  ENDED                  ENDED
          DECEMBER 31, 2002      DECEMBER 31, 2001      DECEMBER 31, 2000
          -----------------      -----------------      -----------------

           FEES       FEES        FEES       FEES        FEES       FEES
          EARNED     WAIVED      EARNED     WAIVED      EARNED     WAIVED
          ------     ------      ------     ------      ------     ------
         $ 574,586     0       $ 155,421   $ 8,907     $ 61,737   $ 47,770


Each FAM Fund is responsible for the fees of independent accountants, brokerage fees and the cost of a surety bond, as required by the Investment Company Act of 1940. Expenses of "interested" trustees shall always remain the responsibility of the investment advisor. FAM is responsible for the cost of its operation, including routine administrative expenses of mailing proxies and shareholder notices/reports, computer services and for record-keeping the shareholder ledgers and books. All employees of the investment advisor who perform duties for FAM shall remain employees of the investment advisor, who shall bear all employment costs of such staff. If Fenimore ceases to operate for any reason or assigns the contract, such contract is automatically terminated.

In connection with its most recent renewal of the Investment Advisory Agreement, the Board of Trustees, including a majority those Trustees who are not "interested persons" of the Funds or the Adviser, requested and received from the Adviser, information and data relating to the Investment Advisory Agreement and the Funds. The Board then considered a number of factors relating to the Funds and the Agreement, including: fee and performance information relating to each of the Funds and other funds of similar sizes and with similar investment objectives; the services provided by the Adviser to the Funds and the quality of those services; the amount of the investment advisory fees paid by the Funds to the Adviser and the level of such fees on a comparative basis with other similar funds of comparable size and investment approach; and financial information regarding the Adviser including profitability information. Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the Investment Advisory Agreement were fair and reasonable and the Board voted to renew the Agreement.

                         BOARD OF TRUSTEES AND OFFICERS


Overall responsibility for management of the FAM Funds rests with their Board of Trustees, which is elected by the shareholders of the Funds. The Trustees elect the officers of the Funds to actively supervise the day-to-day operations of the Funds. The Trustees and officers serve for an indefinite period of time. During the fiscal year ended December 31, 2002, the Board met four times.


The names of Trustees and officers of the FAM Funds, and their respective duties and affiliations are as follows:


                                    POSITION(S) HELD      PRINCIPAL                          NUMBER OF              OTHER
NAME                                WITH FUND AND         OCCUPATION(S)                      PORTFOLIOS IN FUND     DIRECTORSHIPS
ADDRESS, AND                        LENGTH OF TIME        DURING PAST                        COMPLEX* OVERSEEN      HELD BY
AGE                                 SERVED                5 YEARS                            BY TRUSTEE             TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES**

Joseph J. Bulmer                    Trustee since 1996    Retired President,                 2                      n/a
384 North Grand Street                                    Hudson Valley Community College
Cobleskill, NY 12043
Age: 73

Fred "Chico" Lager                  Trustee since 1996    Business Consultant; Retired       2                      n/a
384 North Grand Street                                    President and Chief Executive
Cobleskill, NY 12043                                      Officer of Ben & Jerry's
Age: 48                                                   Homemade, Inc.

C. Richard Pogue                    Trustee since 2000    Retired Executive Vice President   2                      n/a
384 North Grand Street                                    Investment Company Institute
Cobleskill, NY 12043
Age: 66

David A. Hughey                     Trustee since 2000    Retired Executive Vice President   2                      n/a
384 North Grand Street                                    and Chief Administrative Officer
Cobleskill, NY 12043                                      Dean Witter, Discover & Co.
Age: 71

James H. Muller                     Trustee since 2001    Retired Partner, McGladrey and     2                      n/a
384 North Grand Street                                    Pullen LLP
Cobleskill, NY 12043
Age: 72

INTERESTED TRUSTEES AND OFFICERS

Thomas O. Putnam***                 Chairman of Board     Chairman,                          2                      n/a
384 North Grand Street              and President         Fenimore Asset Management
Cobleskill, NY 12043                since 1986
Age: 58

Joseph A. Bucci***                  Secretary and         Controller,                        2                      n/a
384 North Grand Street              Treasurer since       Fenimore Asset Management
Cobleskill, NY 12043                2000, Trustee
Age: 49                             since 2000


* "Fund Complex" includes the two series of the Trust, FAM Value Fund and FAM Equity Income Fund.

** The "Independent Trustees" are those Trustees that are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act.

*** Mr. Putnam and Mr. Bucci, by virtue of their employment with Fenimore Asset Management, Inc., the Trust's investment adviser, are each considered an "interested person" of the Trust.


The Trustees have established an Audit Committee and a nominating and Corporate Governance Committee. The audit committee, which is composed of at least three of the Trust's Independent Trustees, is currently composed of Messrs. Bulmer, Lager, Pogue, Hughey, and Muller. The audit committee (i) recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds, and (v) reviews the adequacy and effectiveness of internal controls and procedures. For the year ended December 31, 2002, the audit committee met once.



The nominating and corporate governance committee (i) recommends nominees to the full Board for election to the Board of Trustees; (ii) evaluates each candidate's qualifications for Board membership and his or her independence from the Trust's manager and other principal service providers; (iii) periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) reviews Trustee compensation on an annual basis and recommends any appropriate changes to the full Board; (v) oversees the Trust's policies and procedures regarding compliance with corporate governance policies; and (vi) periodically reviews the Board governance procedures of the Trust and recommends any appropriate changes. The committee does not have a stated policy of considering nominees recommended by the Trust's shareholders. The nominating and corporate governance committee is composed of the Independent Trustees, Messrs. Bulmer, Lager, Pogue, Hughey, and Muller. For the year ended December 31, 2002, the nominating and corporate governance committee met once.



For the fiscal year ended December 31, 2002, the dollar range of equity securities owned by each Trustee in each Fund and the Fund Complex is as follows:

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                           DOLLAR RANGE OF EQUITY                           ALL FUNDS OVERSEEN BY TRUSTEE IN FAMILY
NAME OF TRUSTEE            SECURITIES IN THE FUND                                   OF INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Joseph J. Bulmer           FAM Value Fund - over $100,000                               Over $100,000

Fred "Chico" Lager         FAM Value Fund - over $100,000                               Over $100,000
                           FAM Equity-Income Fund - $10,001 - 50,000

C. Richard Pogue           FAM Value Fund - $1-10, 000                                 $10,001 - 50,000
                           FAM Equity-Income Fund - $1-10,000

David A. Hughey            FAM Value Fund - $1-10,000                                  $10,001 - 50,000
                           FAM Equity-Income Fund - $1-10,000

James H. Muller            FAM Value Fund - $1-10,000                                   $10,001-50,000
                           FAM Equity-Income Fund - $1-10,000

INTERESTED TRUSTEES

Thomas O. Putnam           FAM Value Fund - over $100,000                               Over $100,000
                           FAM Equity-Income Fund - over $100,000

Joseph A. Bucci            FAM Value Fund - over $100,000                               Over $100,000
                           FAM Equity-Income Fund - $10,001 - 50,000


Officers and Trustees of the FAM Funds own less than 1% of each Fund's shares outstanding.

Trustees of the FAM Funds not employed by Fenimore receive from FAM Funds a fee of $800 for each Board of Trustees meeting, $5,000 annual retainer, $500 for each committee meeting, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The $5,000 annual retainer is distributed exclusively in Funds' shares. Trustees who are employees of Fenimore do not receive compensation from FAM Funds.


For the fiscal year ended December 31, 2002, the Trustees received the following compensation from the Funds and from certain other investment companies (if applicable) that have the same investment advisor as the Fund or an investment advisor that is an affiliated person of the Fund's investment advisor:

                                                                         TOTAL
                       AGGREGATE                                         COMPENSATION
                       COMPENSATION                                      FROM REGISTRANT
                       FROM THE FUNDS                                    AND FUND
                       ACCRUED AS PART    PENSION OR    EST. ANNUAL      COMPLEX
NAME OF                OF FUND            RETIREMENT    BENEFITS UPON    (2 FUNDS) PAID
TRUSTEE                EXPENSES           BENEFITS      RETIREMENT       TO TRUSTEES
----------------------------------------------------------------------------------------
Thomas O. Putnam       $             0    $        0    $           0    $             0

Joseph J. Bulmer.      $        14,800    $        0    $           0    $        14,800

Fred Lager             $        14,050    $        0    $           0    $        14,050

C. Richard Pogue       $        13,550    $        0    $           0    $        13,550

David Hughey           $        11,050    $        0    $           0    $        11,050

Joseph A. Bucci        $             0    $        0    $           0    $             0

James H. Muller        $         9,400    $        0    $           0    $         9,400



                CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

         As of April 28, 2003, the following entities owned beneficially or of record, for their own account or the accounts of their customers, more than 5% of the outstanding shares of the Funds, as indicated:



                                                      NAME AND ADDRESS
  NAME OF FUND                                       OF BENEFICIAL OWNER                     PERCENT OF FUND
  -------------------------------------- -------------------------------------------- ------------------------------
  FAM Value Fund                         Charles Schwab & Co., Inc.                              19.89%
                                         FBO Schwab Customers
                                         101 Montgomery Street
                                         San Francisco, CA 94104

                                         National Financial Services, Corp.                       6.78%
                                         200 Liberty Street 5th Floor
                                         New York, NY 10281


  FAM Equity-Income Fund                 National Financial Services, Corp.                      32.10%*
                                         200 Liberty Street 5th Floor
                                         New York, NY 10281


                                         Charles Schwab & Co., Inc.                              25.78%*
                                         FBO Schwab Customers
                                         101 Montgomery Street
                                         San Francisco, CA 94101


                                         Pershing LLC                                             7.75%
                                         One Pershing Plaza
                                         Jersey City, NJ 07303



         ---------------
         * A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the Fund based on the substantial ownership interest held and the party's resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.


                              PRINCIPAL UNDERWRITER

Fenimore Securities, Inc. ("Distributor") serves as distributor of the shares of each Fund. In this capacity it receives purchase orders and redemption requests relating to Fund shares. The Distributor is located at 384 North Grand Street, Cobleskill, New York 12043 and is an affiliate of Fenimore Asset Management, Inc., the investment adviser to the Funds. Thomas O. Putnam is the majority shareholder of Fenimore Asset Management, Inc. and the sole shareholder of Fenimore Securities, Inc.


                             OTHER SERVICE PROVIDERS



CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds.



SHAREHOLDER SERVICES AGENT, FUND ACCOUNTING AGENT AND FUND ADMINISTRATIVE AGENT; TRANSFER AGENT. FAM Shareholder Services, Inc., 384 North Grand Street, Cobleskill, New York 12043, an affiliate of the Advisor, serves as shareholder services agent, fund accounting agent and fund administrator for the Funds. The Trust is registered as a transfer agent with the U.S. Securities and Exchange Commission and acts as transfer agent for its own shares of beneficial interest.



INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, serves as the Funds' independent accountants.



FUND COUNSEL. Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.



                           INFORMATION ABOUT THE TRUST



         The Trust, which is organized as a Massachusetts business trust, was established on June 18, 1986. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Trust and to divide the interests in the Trust into one or more series of shares. The Trust currently consists of the two series of shares described in the Prospectus and in this Statement of Additional Information. The Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

                              BROKERAGE ALLOCATIONS


It is Fenimore's policy to allocate brokerage business to the best advantage and benefit of its shareholders. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit Fenimore from allocating transactions to firms whose brokerage charges may include the cost of providing investment advisory or research or other legally permitted services which Fenimore deems to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for Fenimore and Fund shareholders, all factors considered. For the fiscal years ending December 31, 2002, 2001, and 2000, respectively, aggregate commissions paid totaled $359,473, $175,218, and $145,164 for FAM Value Fund. With respect to FAM Equity-Income, for the fiscal years ending December 31, 2002, 2001, and 2000, respectively the aggregate commissions paid totaled $55,943, $19,677, and $2,368. No commissions were paid by either Fund to any affiliated parties.


                           NET ASSET VALUE CALCULATION

The net asset value per share is computed by dividing the aggregate market value of a Fund's assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock Exchange ("NYSE"), which currently is 4:00 p.m. (New York City time), on each day the New York Stock Exchange is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays, which are listed as New Years Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (the "NOCP") instead of the last reported sales price. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities may be valued on the basis of prices determined by procedures established by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Money market instruments are valued at amortized cost which approximates market value unless the Board of Trustees determines that such is not a fair value.

The sale of shares of FAM Funds will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

                               PURCHASE OF SHARES

To begin an investment in FAM Funds the following minimum initial investments must be met. All subsequent investments to an existing account require a minimum of $50.


                                                       FAM VALUE FUND     FAM EQUITY-INCOME FUND*
                                                       ------------------------------------------
To open a new account                                         $   500             $ 2,000
To open a new retirement account
     {IRA, Roth IRA, SEP, SIMPLE Plan,
     Coverdell Education IRA, or 403(b)(7)}                   $   100             $   500
To open a Uniform Transfer to Minors (UTMA) or
     Uniform Transfer to Minors (UGMA) account                $   500             $ 2,000
To open a new account through our Automatic
     Investment Program                                       $   500             $ 2,000



* Due to the investment objective of FAM Equity-Income Fund, minimum investments in this Fund are higher than those of FAM Value Fund.
** The FAM Fund's Automatic Investment Plan which requires the systematic addition of at least $50 per month, as described below. Please refer to "Redemption of Shares" on page 15.


To establish an account, complete and sign the appropriate application and mail it, along with your check to FAM Funds, P.O. Box 399, Cobleskill, NY 12043. Checks should be made payable to the appropriate fund. A copy of the application form is available to prospective investors upon request to FAM Funds, which is the sole distributor of Fund shares. The offering price of such purchases will be at the net asset value per share next determined after receipt by FAM of a valid purchase order. The date on which the application is accepted by FAM and the net asset value determination at the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. FAM reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. Cash will not be accepted. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase.

Subsequent Purchases: Purchases of shares made subsequent to an initial purchase may be made by mail to FAM at its current address. All subsequent purchases must be made in amounts of no less than $50, and such amounts shall be due and payable in good funds to FAM on the purchase date.

Reinvestment: FAM Funds will automatically reinvest all dividend distributions to shareholders in additional shares of the Fund at net asset value as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares: When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be issued or redeemed respectively, in fractions of a share, calculated to the third decimal place. (Example: $2,000 invested in shares at a net asset value of $11.76 per share will purchase 170.068 shares.)

                              REDEMPTION OF SHARES

Shareholders may sell all or a portion of their shares to FAM on any day that NAV is calculated and such redemptions will be made in the manner as described in detail in the Funds' Prospectus. All redemptions are subject to the terms and conditions as set forth therein. FAM shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of FAM or its agents, to the complete satisfaction of FAM Funds and its Board of Trustees.

                             PERFORMANCE INFORMATION

The Funds may, from time to time, include their total return in advertisements or reports to Shareholders or prospective investors.

Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Quotations of average annual total return after taxes on distributions for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1 +
T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ATDV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions).

Quotations of average annual total return after taxes on distributions and redemptions for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption).

All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


The Funds' returns for the one-, five-, ten-year, and since inception periods ended December 31, 2002 are as follows:

                                ONE YEAR             5 YEARS                 10 YEARS           SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
FAM VALUE FUND

    Before Taxes                 -5.33%                5.58%                  10.03%                     11.99%

    After Taxes on               -5.69%                4.11%                   9.14%                     10.96%
    Distributions

    After Taxes on               -3.02%                4.27%                   8.48%                     10.24%
    Distributions and
    Sale of Fund Shares



                                ONE YEAR             5 YEARS                 SINCE INCEPTION*
---------------------------------------------------------------------------------------------
FAM EQUITY INCOME FUND

    Before Taxes                 -2.25%                6.13%                  10.07%

    After Taxes on               -2.78%                5.15%                   8.88%
    Distributions

    After Taxes on               -1.32%                4.53%                   7.79%
    Distributions and
    Sale of Fund Shares


* FAM Value Fund commenced investment operations on January 2, 1987. FAM Equity Income Fund commenced investment operations on April 1, 1996.

Quotations of yield for a FAM Fund will be computed by dividing the net investment income per share earned by the Fund during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

         6
  Yield = 2[(a-b+1)-1]
         --
         cd


Where:  a  =  dividends and interest earned during the period.


        b  =  expenses accrued for the period (net of reimbursements).

        c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.

        d  =  maximum offering price per Share on the last day of the period.

Performance information for any FAM Fund may be compared, in reports and promotional literature, to: (i) the Russell 2000 Index, the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or other unmanaged indices so that investors may compare Fund results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Funds reflect only the performance of a hypothetical investment in the Funds during the particular time period on which the calculation are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                              FINANCIAL STATEMENTS


The Financial Statements of each Fund are included in the 2002 Annual Report to Shareholders and are incorporated by reference into this Statement of Additional Information. Copies of the Financial Statements may be obtained upon request and without charge from FAM at the address and telephone provided on the cover of this Statement of Additional Information.


                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as state, local and foreign tax consequences.

                             TAX STATUS OF THE FUNDS

Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

                                FUND INVESTMENTS

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the regulated investment company distribution requirement. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any; this additional discount represents market discount for federal income tax purposes.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". The Fund may be required to include a portion of such market discount as ordinary income in each taxable year in which the Fund owns an interest in the debt security and receives a principal payment on it. The Fund may be required to allocate the principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary income (not capital gain) to the extent of the "accrued market discount."

                                  DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a shareholder as ordinary income, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the short-term capital losses realized and distributed by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

                                  DISPOSITIONS

Upon a redemption or sale of Fund shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

                                    APPENDIX

Bond Rating Categories as defined by Standard & Poor's (S & P) are quoted in part and inserted herein for the information of potential investors in the FAM Funds as a reference as follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligor;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a)(1) Declaration of Trust(1)

          (b)    By-Laws(1)

          (c)    Not Applicable

          (d)(1) Investment Advisory Agreement between Registrant and Fenimore Asset Management, Inc. with respect to FAM Value Fund(1)

             (2) Investment Advisory Agreement between Registrant and
                 Fenimore Asset Management, Inc. with respect to FAM Equity-Income Fund(1)

          (e)    Not Applicable

          (f)    Not Applicable

          (g)    Custodian Agreement between Registrant and Firstar Bank,
                 N.A.(1)

          (h)(1) Shareholder Services Agreement(1)
             (2) Fund Accounting and Administrative Services Agreement (filed herewith)

          (i)    Not Applicable

          (j)    Consent of PricewaterhouseCoopers LLP (filed herewith)

          (k)    Not Applicable

          (l)    Not Applicable

          (p)    Code of Ethics(1)

---------------

(1)  Filed previously and incorporated by reference herein.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not Applicable.

ITEM 25.  INDEMNIFICATION

     Reference is made to Article IV, Section 4.3, of the Registrant's Declaration of Trust.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Fenimore Asset Management, Inc. serves as the investment adviser for the Registrant. The business and other connections of Fenimore Asset Management, Inc. are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Fenimore Asset Management, Inc. as currently filed with the SEC which is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITER

     Fenimore Securities, Inc. serves as principal underwriter for the Registrant and is located at 384 North Grand Street, Cobleskill, New York 12043. The Registrant is the only entity for which Fenimore Securities, Inc. serves as principal underwriter.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Fenimore Asset Management, Inc., and FAM Shareholder Services, Inc., 384 North Grand Street, Cobleskill, New York 12043.

ITEM 29.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 30.  UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia, on this 1st day of May 2003.

                               FENIMORE ASSET MANAGEMENT TRUST

                               By: /s/  Thomas O. Putnam
                                   ---------------------------------------------
                                        Thomas O. Putnam, President*

                               By:  /s/ Patrick W.D. Turley
                                    --------------------------------------------
                                        Patrick W.D. Turley, as attorney in fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                   SIGNATURE                                     TITLE                      DATE
              /s/ Thomas O. Putnam                President and Chairman of the Board   May 1, 2003
------------------------------------------------   of Trustees (Principal Executive
               Thomas O. Putnam*                   Officer)

              /s/ Joseph J. Bulmer                Trustee                               May 1, 2003
------------------------------------------------
               Joseph J. Bulmer**

                 /s/ Fred Lager                   Trustee                               May 1, 2003
------------------------------------------------
                 Fred Lager***

              /s/ David A. Hughey                 Trustee                               May 1, 2003
------------------------------------------------
              David A. Hughey****

              /s/ C. Richard Pogue                Trustee                               May 1, 2003
------------------------------------------------
              C. Richard Pogue****

              /s/ Joseph A. Bucci                 Trustee                               May l, 2003
------------------------------------------------
              Joseph A. Bucci****

              /s/ James H. Muller                 Trustee                               May 1, 2003
------------------------------------------------
              James H. Muller****


                                      C-3

              /s/ Thomas O. Putnam                Treasurer (Principal Financial and    May 1, 2003
------------------------------------------------    Accounting Officer)
               Thomas O. Putnam*


*By:     /S/ PATRICK W.D. TURLEY
      ------------------------------
         Patrick W.D. Turley
         as attorney-in-fact

* Pursuant to power of attorney filed with Post-Effective Amendment No. 12 as filed on April 29, 1994.

** Pursuant to power of attorney filed with Post-Effective Amendment No. 21 as filed on May 1, 1997.

*** Pursuant to power of attorney filed with Post-Effective Amendment No. 22 as filed on May 1, 1998.

**** Pursuant to power of attorney filed with Post-Effective Amendment No. 26 as filed on May 1, 2002.

                                  Exhibit List

(h)(2) Fund Accounting and Administrative Services Agreement

(j)  Consent of PricewaterhouseCoopers LLP